EXHIBIT 99.3

                                    FORM OF
                              SHAREHOLDER AGREEMENT


         THIS SHAREHOLDER AGREEMENT dated February ___, 2002 (this "Agreement"), is made and entered into among TMRC, L.L.P., a Missouri limited liability partnership ("Tracker"), on the one hand, and ________________ ("Shareholder"), on the other hand.

                                    RECITALS:

    A. Tracker and Travis Boats & Motors, Inc., a Texas corporation ("Company"), propose to enter into a Preferred Stock and Warrant Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to which Tracker shall make an investment into the Company and the Company shall issue 6% Series A Cumulative Convertible Preferred Stock to Tracker and Warrants on the terms and subject to the conditions set forth in the Purchase Agreement (the "Investment"). Except as otherwise defined herein, terms used herein with initial capital letters have the respective meanings ascribed thereto in the Purchase Agreement.

    B. As of the date hereof, Shareholder beneficially owns and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) __________ shares (together with any shares issued to Shareholder after the date of this Agreement pursuant to the exercise of options, the "Shares") of the common stock, par value $0.01 per share (the "Common Stock"), of Company. The Shares as of the date of this Agreement are described on Exhibit A hereto.

    C. Pursuant to the Purchase Agreement, the Company is required to obtain the approval of its shareholders as a condition precedent to the Closing of all of the transactions contemplated under the Purchase Agreement and Shareholder has advised Tracker that it intends to vote in favor of, or take any such other action as may be required to approve, the Investment.

    D. As a condition and inducement to Tracker's  willingness to enter into the
Purchase   Agreement,   Tracker  has  requested  that  Shareholder   agree,  and
Shareholder has agreed, to enter into this Agreement.

    E. Shareholder has a direct interest in the success of the Company, and accordingly, believes that the potential benefits to be derived by the Company as a result of the successful consummation of the full Investment would redound to and directly benefit Shareholder.

    F. The Board of Directors of the Company has approved this Agreement, the Purchase Agreement and the transactions contemplated hereby and thereby.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this
Agreement and the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

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                                    ARTICLE I
                                VOTING AGREEMENT

         Section 1.1 Agreement to Vote Shares. During the term of this Agreement, at any meeting of the Shareholders of Company (and at any and all postponements and adjournments thereof) called to consider and vote upon the adoption of the Purchase Agreement, and in connection with any action to be taken in respect of the adoption of the Purchase Agreement by written consent of Shareholders of Company, Shareholder shall vote or cause to be voted (including by written consent, if applicable) all of the Shares in favor of the adoption of the Purchase Agreement and in favor of any other matter necessary for the consummation of the transactions contemplated by the Purchase Agreement and considered and voted upon at any such meeting or made the subject of any such written consent, as applicable. During the term of this Agreement, at any meeting of the Shareholders of Company called to consider and vote upon any Other Proposal (as hereinafter defined), and at any and all postponements and adjournments thereof, and in connection with any action to be taken in respect of any Other Proposal by written consent of Shareholders of Company, Shareholder shall vote or cause to be voted (including by written consent, if applicable) all of the Shares against such Other Proposal. For purposes of this Agreement, the term "Other Proposal" means any action which is intended or could reasonably be expected to materially impede, interfere with, delay or materially and adversely affect the consummation of the Investment or any of the other transactions contemplated by the Purchase Agreement or this Agreement; provided, however, that neither the Investment, the Brunswick Note or Affiliate Notes nor any other transaction contemplated by the Purchase Agreement to be consummated by Tracker or the Company in connection with the Investment or any other transaction contemplated by the Subordinated Note Purchase Agreements pursuant to which the Brunswick Note and Affiliate Notes were purchased shall constitute an Other Proposal. Shareholder shall not enter into any agreement or understanding with any person or entity the effect of which would be violative of the provisions and agreements contained in this Section 1.1.

         Section 1.2       Irrevocable Proxy.

         (a) Grant of Proxy. SHAREHOLDER HEREBY APPOINTS KEN BURROUGHS AND ANY DESIGNEE OF KEN BURROUGHS, AND EACH OF THEM INDIVIDUALLY, SHAREHOLDER'S AGENT, PROXY AND ATTORNEY-IN-FACT DURING THE TERM HEREOF, PURSUANT TO THE PROVISIONS OF
SECTION 2.29 OF THE TEXAS BUSINESS CORPORATION ACT, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO VOTE OR ACT BY WRITTEN CONSENT DURING THE TERM HEREOF WITH RESPECT TO THE SHARES IN ACCORDANCE WITH SECTION 1.1 HEREOF. THIS PROXY IS GIVEN TO SECURE THE PERFORMANCE OF THE DUTIES OF SHAREHOLDER UNDER THIS AGREEMENT. SHAREHOLDER AFFIRMS THAT THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE. SHAREHOLDER SHALL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY.

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

         (b) Other Proxies Revoked. Shareholder represents that any proxies heretofore given in respect of the Shares, if any, are not irrevocable, and that any and all such proxies are hereby revoked.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Certain Representations and Warranties of Shareholder. Shareholder represents and warrants to Tracker as follows:

         (a) Ownership. Shareholder is the sole record and beneficial owner of the Shares and has full and unrestricted power to dispose of and to vote the Shares. Shareholder does not beneficially own any securities of Company on the date hereof other than the Shares. Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Articles I hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

         (b) Power and Authority; Execution and Delivery. Shareholder has all requisite legal capacity, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Shareholder and the consummation by Shareholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Shareholder. This Agreement has been duly executed and delivered by Shareholder and, assuming that this Agreement constitutes the valid and binding obligation of the other parties hereto, constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

         (c) No Conflicts. The execution and delivery of this Agreement do not, and, subject to compliance with the applicable securities laws, the consummation of the transactions contemplated hereby and compliance with the provisions hereof, will not (i) , if Shareholder is an entity, conflict with or result in any breach of any organizational documents applicable to Shareholder or (ii) conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or give rise to a material obligation, a right of termination, cancellation, or acceleration of any obligation or a loss of a material benefit under, or require notice to or the consent of any person under any agreement, instrument, undertaking, law, rule, regulation, judgment, order, injunction, decree, determination or award binding on Shareholder, other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not (i) impair the ability of

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Shareholder to perform  Shareholder's  obligations  under this Agreement or (ii)
prevent or delay the consummation of any of the transactions contemplated hereby.

         (d) No Encumbrances. Except as applicable in connection with the transactions contemplated by Articles I hereof, the Shares and the certificates representing the Shares are now, and at all times during the term hereof will be, held by Shareholder, or by a nominee or custodian for the benefit of Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever except for any such encumbrances or proxies arising hereunder or any such encumbrances not caused or created by Shareholder.

         (e) No Finder's Fees. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Shareholder.

         Section 2.2 Representations and Warranties of Tracker. Tracker hereby represents and warrants to Shareholder that:

         (a) Power and Authority; Execution and Delivery. Tracker has all requisite legal capacity, corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Tracker and the consummation by Tracker of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Tracker. This Agreement has been duly executed and delivered by Tracker and, assuming that this Agreement constitutes the valid and binding obligation of Shareholder, constitutes a valid and binding obligation of Tracker, enforceable against Tracker in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

         (b) No Conflicts. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not (i) conflict with or result in any breach of any organizational documents applicable to Tracker or (ii) conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or give rise to a material obligation, right of termination, cancellation, or acceleration of any obligation or a loss of a material benefit under, or require notice to or the consent of any person under any agreement, instrument, undertaking, law, rule, regulation, judgment, order, injunction, decree, determination or award binding on Tracker, other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not (i) impair the ability of Tracker to perform their obligations under this Agreement or (ii) prevent or delay the consummation of any of the transactions contemplated hereby.

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

                                   ARTICLE III
                                CERTAIN COVENANTS

Section 3.1   Certain Covenants of Shareholder.

         (a) Restriction on Transfer of Shares, Proxies and Noninterference. During the term of this Agreement, Shareholder shall not, directly or indirectly: (A) except pursuant to the terms of this Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Shares; (B) except pursuant to the terms of this Agreement, grant any proxies (other than proxies relating to the election of management's slate of directors at an annual meeting of Company's Shareholders, approval of the issuance of the Brunswick Note and Affiliate Notes and other routine matters that would not require the filing of a preliminary proxy statement under Rule 14a-6(a) of the Exchange
Act), or powers of attorney, deposit any of the Shares into a voting trust or enter into a voting agreement with respect to any of the Shares; or (C) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of impairing the ability of Shareholder to perform Shareholder's obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby or by the Purchase Agreement.

         (b) Cooperation. Shareholder, in the capacity as a Shareholder, shall cooperate fully with Tracker and the Company in connection with their respective efforts to fulfill the conditions to the Investment set forth in the Purchase Agreement.

         (c) Reliance by Tracker. Shareholder understands and acknowledges that Tracker is entering into the Purchase Agreement in reliance upon Shareholder's execution and delivery of this Agreement.

                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 4.1 Fees and Expenses. Each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

         Section 4.2 Amendment; Termination. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. This Agreement and the proxies granted pursuant to Section 1.2 shall terminate on the earlier of (i) the consummation of all of the transactions contemplated by the Purchase Agreement on the Closing Date, or (ii) the termination of the Purchase Agreement in accordance with its terms, but in no case later than the later of April 15, 2002 or the completion of any waiting periods required by the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder in connection with the shareholder approval process

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

contemplated by the Purchase Agreement, including, without limitation, any delay in such waiting periods caused by any review or inquiry by the Securities and Exchange Commission.

         Section 4.3 Extension; Waiver. Any agreement on the part of a party to waive any provision of this Agreement, or to extend the time for any performance hereunder, shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

         Section 4.4 Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, and is not intended to confer upon any person other than the parties any rights or remedies.

         Section 4.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

         Section 4.6 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, or sent by overnight courier or telecopy (providing proof of delivery) to the address set forth below (or, in each case, at such other address as shall be specified by like notice).

If to Tracker:

                  TMRC, L.L.P. c/o
                  Tracker Marine, L.L.C.
                  2500 East Kearney Street
                  Springfield, Missouri 65803
                  Attention:        Kenneth N. Burroughs
                  Telephone:        (417) 873-5900
                  Telecopy:         (417) 873-5052

         with a copy (which shall not constitute notice) to:

                  Greene & Curtis, L.L.P.
                  1340 East Woodhurst Drive
                  Springfield, Missouri  65804
                  Attention:        Joseph C. Greene, Esq.
                  Telephone:        (417) 883-7678
                  Telecopy:         (417) 883-4317

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If to Shareholder:

                  -------------------
                  -------------------
                  -------------------
                  -------------------

         with a copy (which shall not constitute notice) to:

                  -------------------
                  -------------------
                  -------------------
                  -------------------


         Section 4.7 Assignment. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by Shareholder without the prior written consent of Tracker, and any such assignment or delegation that is not consented to shall be null and void; provided that this Agreement, together with all rights, interests and obligations under this Agreement may be assigned or delegated, in whole, by Shareholder without the prior written consent of Tracker if the assignee or delegatee agrees in writing (and such agreement is reasonably satisfactory to Tracker) to be bound by the terms and conditions of this Agreement and to assume all of the rights, interests and obligations of Shareholder hereunder. This Agreement, together with any rights, interests, or obligations of Tracker hereunder, may be assigned or delegated, in whole or in part, by Tracker without the consent of or any action by Shareholder upon notice by Tracker to Shareholder as herein provided. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns (including without limitation any person to whom any Shares are sold, transferred, assigned or passed, whether by operation of law or otherwise).

         Section 4.8 Confidentiality. Shareholder recognizes that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, Shareholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel and advisors, if any) without the prior written consent of Tracker, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or disclosures its counsel advises are necessary in order to fulfill its obligations imposed by law, in which event Shareholder shall give notice of such disclosure to Tracker as promptly as practicable so as to enable Tracker to seek a protective order from a court of competent jurisdiction with respect thereto and shall reasonably cooperate with Tracker with respect to Tracker's efforts to obtain such protective order.

         Section 4.9 Further Assurances. Shareholder shall execute and deliver such other documents and instruments and take such further actions as may be necessary or appropriate or as may be reasonably requested by Tracker in order to ensure that Tracker receive the full benefit of this Agreement.

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         Section 4.10 Enforcement.  Irreparable  damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery in and for New Castle County in the State of Delaware (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware), this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto (i) shall submit itself to the personal jurisdiction of the Court of Chancery in and for New Castle County in the State of Delaware (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware) in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) shall not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery in and for New Castle
County in the State of Delaware (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware).

         Section 4.11 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         Section 4.12 Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         Section 4.13 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each party and delivered to the other parties.

                            [signature page follows]


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         IN  WITNESS  WHEREOF,  each  of the  parties  hereto  has  caused  this
Agreement to be signed as of the day and year first written above.

                                     TMRC, L.L.P.

                                     By:   Tracker Marine, L.L.C.,
                                           A Missouri limited liability company

                                     By:   Three Johns Company,
                                           its sole member


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------





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                                    Exhibit A
                                    ---------


                  Certificate Number                 Number of Shares
                  ------------------                 ----------------